UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2007
LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-33121 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California (Address of principal executive offices)	90745 (Zip Code)

Registrant’s telephone number, including area code (310) 835-8400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On October 17, 2007, the United States Food and Drug Administration (“FDA”) Atlanta District Office informed Leiner Health Products Inc. (the “Company”) that it may distribute previously manufactured over-the-counter (“OTC”) products that are verified to be acceptable to the Company based on the results of comprehensive independent third-party product quality assessments being performed in accordance with the methodology accepted by the FDA.
     As previously reported, the Company suspended production and distribution of its OTC products in all of its locations on March 20, 2007. Additionally, the Company voluntarily recalled all of its OTC products in April 2007. The Company intends to destroy all recalled OTC products returned to the Company.
     The Company expects to begin to re-distribute certain segments of its OTC inventory in the quarter ending December 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.
By:	/s/ Robert K. Reynolds
Robert K. Reynolds
President and Chief Operating Officer

Date: October 22, 2007